                                                                   EXHIBIT 10.33

                       SHELL WESTERN E&P INC.         [SHELL WESTERN E&P LOGO]
                       A Subsidiary of Shell Oil Company
CERTIFIED MAIL                                               P. O. Box 4684
RETURN RECEIPT REQUESTED                                     Houston. TX 77210

December 23, 1996

Mr. Richard F. Barnes
President
Alaska Pipeline Company
P.O. Box 6288
300 Spenard Road
Anchorage, Alaska 99502

Dear Mr. Barnes:

RE:  GAS PURCHASE CONTRACT BETWEEN SHELL OIL COMPANY
     AND ALASKA PIPELINE COMPANY
     DATED DECEMBER 20, 1982

Shell Western E&P Inc. ("SWEPI"), successor in interest to Shell Oil Company, has sold to the Municipality of Anchorage d/b/a Municipal Light & Power ("ML&P") its one-third interest in the Beluga River Field to ML&P which includes all Contract Gas under the subject Contract. The effective date of such sale was September 1, 1996. The closing was December 20, 1996.

ML&P has agreed to assume and be responsible for all obligations of SWEPI with respect to existing contracts, including the subject Contract. Pursuant to
Section 16.1 of the subject Contract, SWEPI is providing Alaska Pipeline Company with a certified copy (attached) of the recorded assignment conveying SWEPI's interest in the Beluga River Field to ML&P. Such assignment will be effective on the effective date of the Purchase.

If you have any questions concerning this matter, please feel free to call me
(281)544-4507.

Your contact at ML&P will be:  Ms. Mary Ann Pease
                               Municipal Light & Power
                               1200 East 1st Avenue
                               Anchorage, Alaska 99501-1685
                               Phone: 907/263-5205
                               Fax: 907/263-5204

Very truly yours,

/s/ Stephen L. Merritt
Stephen L. Merritt
Director, Supply & Scheduling
On behalf of Shell Western E&P Inc.

Attachment
bc - Shell Offshore Inc.
         J. W. Kimmel

     Shell Oil Company
        W. G. Riddoch

                            ASSIGNMENT AND CONVEYANCE

      THIS ASSIGNMENT AND CONVEYANCE (hereinafter called "ASSIGNMENT*) is made between SHELL WESTERN E&P INC., a Delaware corporation, having a post office address of P. O. Box 576, Houston, Texas 77001, and SHELL ONSHORE VENTURES INC., a Delaware corporation, having a post office address of P.O. Box 576, Houston, Texas 77001, hereinafter collectively called "ASSIGNOR," and the Municipality of Anchorage, d/b/a Municipal Light & Power, having an address of 1200 East 1st Avenue, Anchorage, Alaska 99501-1685, hereinafter called "ASSIGNEE".

      In consideration of the mutual promises made between ASSIGNOR and ASSIGNEE and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the terms of a Purchase and Sale Agreement dated April 9, 1996 and the Supplemental Agreement dated September 24, 1996, ASSIGNOR hereby BARGAINS, SELLS, ASSIGNS, TRANSFERS AND DELIVERS unto ASSIGNEE, with a special warranty of title through which ASSIGNOR, for itself and for its successors in interest, hereby does covenant that against all persons whomsoever lawfully claiming or to claim by, through or under ASSIGNOR and not otherwise, ASSIGNOR will forever warrant and defend all of ASSIGNOR'S right, title and interest in and to (i) the property and property interests described in EXHIBIT A hereto and (ii) all property and property interests listed in paragraph (a) through (i) immediately below, excluding the property listed in paragraph (j), to the extent such property or property interests are a part of, grant rights in, or are associated with the property and property interests described in EXHIBIT A (collectively herein referred to as the "PROPERTY"), all located in the Anchorage Recording District, Third Judicial District, State of Alaska:

      (a) Leases. Leasehold interests in oil, gas or other minerals, including working interests, carried working interests, rights of assignment and reassignment, and other interests under or in oil, gas or mineral leases, and interests in rights to explore for and produce oil, gas and other minerals.

      (b) Fee Interest. Fee interests to the surface and in oil, gas or other minerals, including rights under mineral deeds, conveyances or assignments.

      (c) Rights In Production. Royalties, overriding royalties, production payments, rights to take royalties in kind, or other interests in production of oil, gas or other minerals.

      (d) Rights; Working Interests. Rights and interests in or derived from unit agreements, orders or decisions of state and federal regulatory authorities establishing units, joint operating agreements, enhanced recovery and injection agreements, farmout agreements and farmin agreements, options, drilling agreements, exploration agreements, assignments of operating rights, working interests, subleases, gas contracts, pipeline agreements, and other contracts and agreements to which the PROPERTY is subject, except those contracts or agreements described in paragraph (j) below.

      (e) Easements. To the extent transferable, rights-of-way, surface or ground leases, easements, servitudes and franchises located on or granting rights to the property or property interests described in EXHIBIT A hereto and acquired or used in connection with operations for the exploration, production, processing and transportation of oil, gas or other minerals with respect to the properties and interests described in paragraphs (a)-(d) above.

      (f) Permits. To the extent transferable, permits and licenses of any nature owned, held or operated in connection with operations for the exploration, production, processing and transportation of oil, gas or other minerals.

      (g) Wells. Producing, non-producing, shut-in and abandoned oil and gas wells, disposal wells, injection wells and water wells located on the property or property interests described in EXHIBIT A hereto and used in connection with the properties or interests described in paragraphs (a)-(f) above.

      (h) Facilities. All facilities, buildings, fixtures, improvements, gathering lines, processing equipment, tank batteries, storage tanks, flow lines, injection lines and pipelines and appurtenances located on the real property and on lands included in, or which are subservient to, the property and property interests described on EXHIBIT A.

      (i) Equipment. All surface and down-hole equipment, fixtures, inventory and personal property located on the property and property interests described in EXHIBIT A hereto and used in connection with the properties or interests described in paragraphs (a)-(h) above.

      (j) Exclusions. The PROPERTY shall not include any rights-of-way, surface or ground leases, easements, franchises, permits, licenses, or other contracts or agreements which by their own terms are not transferable, proprietary data, all vehicles and other transportation equipment, rental equipment, computers and their associated equipment and software, communications equipment, televisions, VCRs, copy machines and store stock left on consignment and belonging to third parties.

      This ASSIGNMENT shall be subject to the following terms, conditions or exceptions:

      1. This ASSIGNMENT shall at all times be subject to the terms, conditions, exceptions, and reservations contained in a certain unrecorded Purchase and Sale Agreement between ASSIGNOR and ASSIGNEE dated as of April 9, 1996 and the Supplemental Agreement dated September 24, 1996, the terms of which may alter or condition the interests conveyed by this ASSIGNMENT. The unrecorded Purchase and Sale Agreement and the Supplemental Agreement shall at all times govern the rights of the parties in the property transferred by this ASSIGNMENT, and all interested parties are hereby given notice of the existence of those agreements, which have been filed with the Alaska Public Utilities Commission in Docket No. U-96-36.

      2. This ASSIGNMENT shall be subject to the exceptions and reservations set forth on the EXHIBIT A attached hereto.

      3. This ASSIGNMENT shall be effective as of 12:01 a.m. local time where the PROPERTY is located, on September 1, 1996.

      4. The terms, conditions or exceptions contained herein shall constitute covenants running with the land, and shall be binding upon, and for the benefit of, the respective successors and assigns of ASSIGNOR and ASSIGNEE.

      5. Subject to the special warranty as to title to the PROPERTY, this ASSIGNMENT is made without warranty of any kind, express, statutory or implied, and ASSIGNOR is transferring the PROPERTY without any express, statutory or implied warranty whatsoever as to title, description, physical condition of the PROPERTY (including, without limitation, the environmental condition of the PROPERTY), quality, value, fitness for purpose, merchantability, or otherwise, but this ASSIGNMENT is made with full substitution and subrogation of ASSIGNEE in and to all covenants and warranties by all preceding owners or vendors of the PROPERTY other than ASSIGNOR or any Affiliate of ASSIGNOR heretofore given or made in respect to the PROPERTY or any part thereof.

      6. ASSIGNOR agrees to execute and deliver to ASSIGNEE all such other additional instruments, notices, division orders, transfer orders and other documents and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign to ASSIGNEE the rights, obligations, titles and interests and estates in the PROPERTY.

      EXECUTED on the 10th day of December, 1996, but effective September 1, 1996.

                                        SHELL WESTERN E&P INC.

                                        By: /s/ G. S. Nady
                                            ----------------------------
                                            G. S. Nady, Attorney-in-Fact

                                        SHELL ONSHORE VENTURES INC.

                                        By: /s/ G. S. Nady
                                            ----------------------------
                                            G. S. Nady, Attorney-in-Fact

      This ASSIGNMENT and related terms, conditions or exceptions accepted this 16th day of December, 1996.

                                        MUNICIPALITY OF ANCHORAGE
                                        d/b/a MUNICIPAL LIGHT & POWER

                                        By: /s/ Larry D. Crawford
                                            ---------------------------
                                        Name: Larry D. Crawford
                                        Title: Municipal Manager

STATE OF TEXAS         Section
                       Section
COUNTY OF HARRIS       Section

      On this 10th day of DECEMBER 1996, personally appeared G. S. Nady, known to me to be the person whose name is subscribed to the foregoing instrument as Attorney-in-Fact for SHELL WESTERN E&P INC., a corporation, and acknowledged to me that he subscribed the name of SHELL WESTERN E&P INC. as principal, and his own name as Attorney-in-Fact.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 10th day of DECEMBER 1996.

My Commission Expires:                      /s/ Joyce M. Bowen
                                            ------------------------
                                            Notary Public in and for
JAN. 13, 2000                               Harris County, Texas
                                            [SEAL]

STATE OF TEXAS           Section
                         Section
COUNTY OF HARRIS         Section

      On this 10th day of DECEMBER 1996, personally appeared G. S. Nady, known to me to be the person whose name is subscribed to the foregoing instrument as Attorney-in-Fact for SHELL ONSHORE VENTURES INC., a corporation, and acknowledged to me that he subscribed the name of SHELL ONSHORE VENTURES INC. as principal, and his own name as Attorney-in-Fact.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 10th day of DECEMBER 1996.

My Commission Expires:                      /s/ Joyce M. Bowen
                                            ------------------------
                                            Notary Public in and for
JAN. 13, 2000                               Harris County, Texas
                                            [SEAL]


After recording please return this document to D. B. Champlin, Shell Western E&P Inc., P.O. Box 576, Houston, Texas 77001.

                                   EXHIBIT "A"

                         LEASE AND PROPERTY DESCRIPTIONS
                     BELUGA RIVER FIELD, COOK INLET, ALASKA

                                BELUGA RIVER UNIT

I. The Beluga River Unit is defined by that certain Unit Agreement entitled "UNIT AGREEMENT FOR THE DEVELOPMENT AND OPERATION OF THE BELUGA RIVER UNIT, THIRD JUDICIAL DIVISION, STATE OF ALASKA, dated April 26, 1962, as revised and in effect on the Effective Date hereof.

                    Shell Western E&P Inc. ("SWEPI") Working Interest 33.3333%
                                                 Net Revenue Interest 28.99322%

II.   FEDERAL LEASES

                        Lease No.,
                      Effective Date,   Basic         Overriding             SWEPI             SWEPI
 Description   Acres  SWEPI Lease No. Royalty & %     Royalty & %      Working Interest Net Revenue Interest
------------- ------- --------------- ----------- -------------------- ---------------- --------------------
1. See below. 1387.18 A-029656           U.S.A.   Dr. Albert H.             33.33333%           28.83333%
                      1/1/57             12.5%    Jamentz, Robert K.
                      AS-19351                    Jamentz, Zaven J.
                                                  Jamentz, Dolores
                                                  Jamentz, Armenian
                                                  General Benevolent
                                                  Fund, and University
                                                  of Southern
                                                  California School of
                                                  Medicine
                                                           1%

Beginning at BLM Control Station E..C. 8, G. 105 (1961) located at Lat. 61(degrees) 10' 01.63" N., Long. 151(degrees) 03' 47.84" W.;

S. 70(degrees)08'E. 4.49 Chains, E. .6 Chains to true corner, N. 20 Chains to Lat. 61(degrees) 10' 14.63" N., Long. 151(degrees) 09' 11.1" W.;

E. Approximately 78 Chains to mean high water mark of Cook Inlet.

Southwesterly along the mean high water mark (Cook Inlet), to U.S. Survey 4540, Lot 1, Meander Corner No. 2;

N. 62(degrees) 47' W. 5 Chains;

S. 29(degrees) 08' W. 10 Chains;

S. 27(degrees) 23' W. 10 Chains;

 S. [ILLEGIBLE] E. 5 Chains to the mean high water mark of Cook Inlet; Southwesterly along the mean high water mark to U.S. Survey 4540, Lot 2, Witness Corner Meander Corner No. 1, located at Lat. 61(degrees) 09' 50" N., Long. 151(degrees) 02' 33" W.;

N. 57(degrees) 50' W. 5 Chains;

S. 32(degrees) 10' W. 10 Chains;

S. 57(degrees) 50' E. 5 Chains to the mean high water mark of Cook Inlet,

Southwesterly along the mean high water mark to the Witness Corner Meander Corner No. 1, of U.S. Survey 4541 at Lat. 61(degrees) 09' 12" N., Long. 151(degrees) 03'22" W.;

N. 57(degrees) 08' W. 5 Chains;

S. 32(degrees) 52' W. 10 Chains;

S. 57(degrees) 08' E. 5 Chains to the mean high water mark of Cook Inlet,

Southwesterly along the mean high water mark to Lat. 61(degrees) 08' 45" N., Long. 151(degrees) 05' W., located at Witness Corner Meander Corner No. 1 of U.S. Survey 2345;

W. 10.80 Chains, S. 4.64 Chains;

S. 64(degrees) 26' E. 1 Chains;

S. 36(degrees) 19' E. 4 Chains;

S. 66(degrees) 01' E. 2 Chains;

N. 74(degrees) 55' E. 1 Chains, and cross southerly Three Mile Creek,

Southerly along the mean high water mark to Lat. 61(degrees) 08' 16.84" N., approximately 25 Chains west to Lat. 61(degrees) 06' 2.64" N., Long. 151(degrees) 04' 46.49" W.; N. 100 Chains, W. 40 Chains, N. 20 Chains, E. 20
Chains, N. 60 Chains, E. 40 Chains to Lat. 61(degrees) 10' 14.63" N., Long 151(degrees) 09' 11.1" W.

      The tract as described contains 1375.18 acres.

      U.S. Survey 4540, Lot 1: Beginning at Witness Corner Meander Corner No. 1, at the mean high water mark of Cook Inlet, Lat. 61(degrees) 90' 50" N., Long. 151(degrees) 02' 33" W.; N. 29(degrees) 08' E. 10 Chains, N. 62(degrees) 47' W. 5 Chains, S.29(degrees) 08' W. 10 Chains, S. 62(degrees) 47' E. 5 Chains to mean high water mark of Cook Inlet (point of beginning).

      U.S. Survey 4540, Lot 2: Beginning at 1) Witness Corner Meander Corner Meander Corner No. 2 of U.S. Survey 3072, S 32(degrees) 20' W. 13.184 Chains, and 2) at C.E.T. 5, G. 106 (1960), at Lat. 61(degrees) 09' 46.96"
      N., Long. 151(degrees) 02' 34.90" W., S. 37(degrees) 21' 30" W. 18.013
      Chains. Thence from junction of two lines, S. 57(degrees) 50' W.1.2 Chains to Meander Corner No. 1, point of beginning of U.S. Survey 4540, Lot 2. Thence southwesterly (S. 32(degrees) 10' W.) along the mean high water mark of Cook Inlet 10 Chains, to Meander Corner No. 2, N. 57(degrees) 50'
      W. 5 Chains, N. 32(degrees) 10' E. 10 Chains, and S. 57(degrees) 50' E. 5 Chains, to Meander Corner No. 1 (point of beginning).

      US Survey 4541: Beginning of Meander Corner No. 1 located at Lat. 61(degrees) 09' 12" N., Long. 151(degrees) 03' 22" W., N. 57(degrees) 08'
      W. 5 Chains, S. 32(degrees) 52' W. 10 Chains, S. 57(degrees) 08' E. 5 Chains, N. 32(degrees) 52' W. 10 Chains, S. 57(degrees) 08' E. 5 Chains,
      N. 32(degrees) 52' E. Along the mean high water mark of Cook Inlet to No. 1 (point of beginning).

      Total lease acreage is 1387.18 acres.

      Above description pursuant to U.S. Department of Interior, Bureau of Land Management Decision Letter dated 1/11/84.

                        Lease No.,
                      Effective Date,       Basic           Overriding             SWEPI             SWEPI
 Description   Acres  SWEPI Lease No.     Royalty & %       Royalty & %      Working Interest Net Revenue Interest
------------- ------- --------------- ----------------- -------------------- ---------------- --------------------
2. See below. 1394.00 A-029657            U.S.A.        Dr. Albert H.            33.33333%          28.83333%
                      1/1/57             12.410325%     Jamentz, Robert K.
                      AS-19352        Cook Inlet Region Jamentz, Zaven J.
                                      Inc.: 0.089675%   Jamentz, Dolores
                                                        Jamentz, Armenian
                                                        General Benevolent
                                                        Fund, and University
                                                        of Southern
                                                        California School of
                                                        Medicine
                                                                1%

Beginning at the Bureau of Land Management (BLM) Control Station E.C. 8, G. 105
(1961) located at Lat. 61(degrees) 10' pl. 63" N., Long. 151(degrees) 03' 47.84"
W.;

S. 70(degrees) 08'E. 4.49 Chains;

E. 0.6 Chains to True Corner;

N. 20 Chains to Lat. 61(degrees) 10' 14.63" N. Long. 151(degrees) 09' 11.10" W.;

W. 40 Chains, N. 60 Chains, E. 40 Chains, N. 20 Chains, E. 40 Chains, N. 40 Chains, E. 80 Chains, S. 40 Chains, E. 30 Chains, to the mean high water mark (Cook Inlet), southwesterly along the mean high water mark to Lat. 61(degrees) 10' 49" N. Long. 151(degrees) 01' 08" N. (Located at U.S. Survey 3962, Witness Corner Meander Corner No. 4,Lot 1);

N. 50(degrees) 27' W. 5 Chains;

S. 39(degrees) 32' W. 10 Chains;

S. 35(degrees) 50' W. 10 Chains;

S. 50(degrees) 27' E. 5 Chains to the mean high water mark of Cook Inlet.

Southwesterly along the mean high water mark (Cook Inlet) to U.S. Survey 3596, Witness Corner Meander Corner No. 1;

N. 55(degrees) 25' W. 5 Chains;

S. 34(degrees) 35' W. 10 Chains;

S. 34(degrees) 30' W. 10 Chains;

S. 55(degrees) 30' E. 5 Chains to the mean high water mark of Cook Inlet;

Southwesterly along the mean high water mark to approximately Lat. 61(degrees) 10' 14.63" N.;

W. Approximately 78 Chains to Lat. 61(degrees) 10' 14.63" N., Long. 151(degrees) 09' 11.1" W.

The tract as described contains 1374 acres.

U.S. Survey 3962, Lots 1 and 2: Beginning at Witness Corner Meander Corner 4, Lot 1, located at Lat. 61(degrees) 10' 49" N., Long. 151(degrees) 01' 08" W. At the mean high water mark of Cook Inlet; N. 50(degrees) 27' W. 5 Chains, S. 39(degrees) 32' W. 10 Chains, S 35(degrees) 50' W. 10 Chains, S. 50(degrees) 27'
E. 5 Chains, northeasterly 20 Chains along the mean high water mark to Corner 4, Lot 1, at point of beginning.

U.S Survey 3963: Beginning at Witness Corner Meander Corner No. 1 at Lat. 61(degree) 10' 25" N., Long. 151(degree) 01' 48" W., located at the mean high water mark of Cook Inlet: S. 34(degree) 30' W. 10 Chains, N. 55(degree) 30' W. 5 Chains, N. 34(degree) 30' E. 10 Chains, and 5.55(degree) 30' E. To the Meander Corner No. 1 (point of beginning).

Total lease acreage is 1394.00 acres.

Above description pursuant to U.S. Department of Interior, Bureau of Land Management Decision Letter dated 1/11/84.

III.  STATE LEASES

                                        Lease No.,
                                      Effective Date,     Basic           Overriding             SWEPI             SWEPI
        Description            Acres  SWEPI Lease No.   Royalty & %       Royalty & %      Working Interest Net Revenue Interest
----------------------------- ------- --------------- --------------- -------------------- ---------------- --------------------

1. T13N, R9W, Seward Meridian 1479.74 ADL-17658       State of Alaska Dr. Albert H.            33.33333%             28.83333%
   SEC. 18: S 1/2 SW 1/4,             2/1/57                12.5%     Jamentz, Robert K.
   excluding lands north of           AS-19353                        Jamentz, Zaven J.
   PLO 2162                                                           Jamentz, Dolores
   SEC. 19: W 1/2, S 1/2                                              Jamentz, Armenian
   SE 1/4, excluding tide                                             General Benevolent
   and submerged lands                                                Fund, and
   SEC. 30: N 1/2,                                                    University of
   excluding tide and                                                 Southern California
   submerged lands                                                    School of Medicine
   T13N, R10W, Seward Meridian                                                 1%
   SEC. 13: SE 1/4, SE
   1/4, excluding lands
   north of PLO 2162
   SEC. 23: S 1/2 SE 1/4
   SEC. 24: E 1/2, S 1/2 SW
   1/4, excluding lands
   north of PLO 2162
   SEC. 25: All, excluding
   tide and submerged
   lands
   SEC. 26: NE 1/4,
   N 1/2, SE 1/4,
   excluding tide and
   submerged lands

   Above listed acreage pursuant to State of Alaska Department of Natural Resources Decision Letter dated 1/21/88.

2. T12N, R10W, Seward Meridian  3778.46  ADL-17592      State of Alaska         None             33.33333%             29.16666%
   (SOVI)                                3/1/62               12.5%
    Sec. l: All                          OS-17966

   Sec. [ILLEGIBLE] NE 1/4,
   S 1/2 NW 1/4, NE 1/4 NW 1/4
   Sec. 3: SE 1/4 SE 1/4
   (excluding uplands)
   Sec. 9: SE 1/4 SE 1/4
   (excluding uplands)
   Sec. 10; E1/2 NE 1/4, SW 1/4
   NE 1/4, E1/2 SW 1/4,
   SW 1/4 SW 1/4, SE 1/4
   Sec. 11: All

   T12N, R10W, Seward Meridian
   (SWEPI)
   Sec. 2: NW 1/4 NW 1/4
   Sec. 3: W 1/2, NE 1/4,
   N 1/2 SE1/4, SW 1/4 SE 1/4
  (excluding uplands)
   Sec. 4: All (excluding
   uplands)
   Sec. 9: W 1/2, NE 1/4, N
   1/2, SE 1/4, SW 1/4 SE 1/4
  (excluding uplands)
   Sec. 10: NW 1/4, NW 1/4 SW
   1/4, NW 1/4 NE 1/4

   Above description pursuant to State of Alaska Department of Natural Resources Decision Letter dated 5/10/68.

3. T13N, R9W, Seward Meridian  4725.69   ADL-17599    State of Alaska         None             33.33333%             29.16666%
   (SOVI)                                4/1/62             12.5%
   Frac. Sec. 19: SE 1/4 NE
   1/4, E 1/2 SE 1/4, SW 1/4             OS-17967
   SE 1/4 (excluding uplands)
   Frac. Sec. 20: All
   (excluding uplands
   Sec. 29: All
   Frac. Sec. 30: All
   (excluding uplands
   Sec. 31: All (excluding
   uplands
   Sec. 32: All
   T13N,  R10W, Seward
   Meridian
   Sec. 25: SE1/4, SE 1/4SW
   1/4, SE 1/4NE 1/4
   (excluding uplands)
   Sec. 36: S 1/2, NE 1/4,
   E 1/2 NW 1/4

T13N, R10W, Seward Meridian
   (SWEPI)
   Sec. 25: N 1/2 SW 1/4, SW
   1/4SW 1/4, SE/1/4NW 1/4,
   SW 1/4NE 1/4 (excluding
   uplands)
   Sec. 26: E 1/2,SE 1/4,
   SW 1/4SE 1/4 (excluding
   uplands)
   Sec. 34: E 1/2SE 1/4
   (excluding uplands)
   Sec. 35: E 1/2, E 1/2W 1/2,
   SW 1/4 NW1/4, W 1/2SW 1/4
   (excluding uplands)
   Sec. 36: W 1/2NW 1/4
   (excluding uplands)

   Above description pursuant to State of Alaska Department of Natural Resources Decision Letter dated 1/21/88.

4. T13N, R10W, Seward          489.91 ADL-21128       State of Alaska          None            33.33333%             29.16666%
   Meridian                           7/1/63                12.5%
   Sec. 23: NE 1/4, N 1/2             AS-19706
   SE 1/4
   Sec. 24: NW 1/4, N 1/2 SW
   1/4, N  1/2 NE 1/4,
   excluding any lands within
   State Lease ADL- 17658

   Above description pursuant to State of Alaska Department of Natural Resources Decision Letter dated 5/14/68.

5. T13N, R10W, Seward Meridian  480.00 ADL-21127       State of Alaska         None             33.33333%             29.16666%
   Sec. 23: W 1/2                      7/1/63                12.5%
   Sec. 26: N 1/2 NW 1/4               AS-19705
   Sec. 27: N 1/2 NE 1/4

   Above description pursuant to State of Alaska Department of Natural Resources Notice dated 1/16/67.

6. T13N, R10W, Seward Meridian  240.00 ADL-21129       State of Alaska         None             33.33333%             29.16666%
   Sec. 27: N 1/2 SW 1/4,              7/1/63                12.5%
   S 1/2 NW 1/4, NE 1/4                AS-19707
   NW 1/4
   Sec, 28: NE 1/4 SE 1/4

   Above description pursuant to State of Alaska Department of Natural Resources Decision Letter dated 7/10/68 and Partial
   Surrender dated 6/68.

7. T13N, R10W, Seward Meridian  240.00 ADL-21126       State of Alaska         None             33.33333%             29.16666%
   Sec. 22: SE 1/4, SE 1/4             7/1/63               12.5%
   NE 1/4, SE 1/4 SW 1/4               AS-19704

   Above description pursuant to State of Alaska Department of Natural Resources Decision Letter dated 7/10/68.

8. T13N, R9W, Seward Meridian  118.00 ADL-58815       State of Alaska         None             33.33333%             29.16666%
   Sec. 7: S 1/2 SW 1/4, SW           12/1/72               12.5%
   1/4 SE 1/4                         AS-40018


   Above description pursuant to State of Alaska Department of Natural Resources Decision Letter dated 7/10/68 and Partial
   Surrender dated 7/24/81.

9. T13N, R9W, Seward Meridian  363.69 ADL-58820       State of Alaska         None             33.33333%             29.166666%
   Sec. 18: All, excluding            12/1/72               12.5%
   any lands in the S 1/2             AS-40017
   SW 1/4 lying S. of former
   PLO 2162 and the E 1/2
   E 1/2 and SW 1/4 SE 1/4

   Above description pursuant to State of Alaska Department of Natural Resources Decision Letter dated 7/10/68 and Partial
   Surrender dated 8/21/81.

10.TI3N, R10W, Seward Meridian  788.57 ADL-58831       State of Alaska         None             33.33333%             29.16666%
   Sec. 13: All, excluding             12/1/72               12.5%
   the N 1/2 NW 1/4 and any            AS-40019
   land within the SE 1/4
   lying S. of former PLO
   2162
   Sec. 14: SE 1/4, S 1/2
   SW 1/4

   Above description pursuant to State of Alaska Department of Natural Resources Decision Letter dated 8/21/81.

11.TI3N, R10W, Seward Meridian   40.00 ADL-63055       State of Alaska         None             33.33333%             27.77666%
   Sec. 22: NE 1/4 NE 1/4              2/1/74               16.67%
                                       AS-40033

   Above description pursuant to State of Alaska Department of Natural Resources Decision Letter dated 7/24/81.

IV.   FEE LEASES

1. T12N, R10W, Seward Meridian  5.00 3/7/62          Earl F. Roberts         None             33.33333%             29.16666%
   U.S. Survey No. 3072.              AS-19466        and Glennie L.
   Situated on the northerly          Recorded:Bk 46,     Roberts
   shore of Cook Inlet about          pg. 154, Misc.
   1 1/2 miles northeasterly          Records,
   of the mouth of                    Anchorage            12.5%
   Three Mile Creek                   Recording
                                      District

2. T13N, R10W, Seward Meridian   5.00 3/7/62             Jerome W.            None             33.33333%             29.1666%
   U.S. Survey No. 3596.              AS- 19467         Hensley and
   Situated on the                    Recorded:Bk 46,    Nellie G.
   northwesterly shore of             pg. 77, Misc.      Henseley
   Cook Inlet approximately           Records,
   2 miles northeasterly of           Anchorage
   the mouth of Three Mile            Recording
   Creek                              District             12.5%

   V   FEE SIMPLE PROPERTY

1. Tract C of the plat           7.87 1/26/89         Kenai Peninsula         None             33.33333%            33.33333%
   "Beluga Terrace Addition                               Borough
   No. 1                              Recorded: Bk
                                      1859, pg. 612,
   Tracts A-l, C and D,"              Misc. Records,        -0-
   containing 7.87 acres,             Anchorage
   more or less according to          Recording
   plat #89-1                         District
                                      FE-52020